Form DEF 14A

     Eagle Broadband, Inc. (EAG)

     Filed: August 8, 2005 (period: August 31, 2005)


     Official notification to shareholders of matters to be brought to a vote (Proxy)

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant [X] Filed by a Party other than the Registrant

[_] Check the appropriate box:

[_]  Preliminary Proxy Statement       [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement             Commission Only (as permitted
[_]  Definitive Additional Materials        by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                             EAGLE BROADBAND, INC.
                (Name of Registrant as Specified in Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                 EAGLE BROADBAND

                              101 COURAGEOUS DRIVE
                            LEAGUE CITY, TEXAS 77573


-------------------------------------------------------------------------------

August 8, 2005



TO OUR SHAREHOLDERS:

         You are cordially invited to attend the Annual Meeting of Shareholders of Eagle Broadband, Inc., which will be held on September 20, 2005, beginning at 1:30 p.m., Central Time, at the South Shore Harbour Resort & Conference Center, 2500 South Shore Blvd., League City, Texas 77573.

         Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter.


         Your Eagle Broadband stockholder vote is very important. Each share of Eagle Broadband stock that you own represents one vote. If you do not vote your shares, you will not have a say in the important issues to be voted on at the Annual Meeting. Whether or not you plan to attend the meeting, please vote as soon as possible.

                             YOUR VOTE IS IMPORTANT.

 IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING AND ENSURE THAT YOUR VOTE IS RECORDED PROMPTLY, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING.

         BECAUSE THE APPROVAL OF THE 2005 EMPLOYEE STOCK OPTION PLAN IS CONSIDERED A "NON-ROUTINE" MATTER, THE BANK OR BROKERAGE FIRM HOLDING YOUR SHARES CAN NOT VOTE ON YOUR BEHALF UNLESS IT RECEIVES SPECIFIC VOTING INSTRUCTIONS FROM YOU. THEREFORE, TO ENSURE THAT YOUR VOTE IS PROPERLY RECORDED, IT IS VERY IMPORTANT THAT YOU COMPLETE, SIGN, DATE AND MAIL IN YOUR PROXY AT THE EARLIEST POSSIBLE TIME.


         This meeting is for Eagle Broadband shareholders. Only shareholders of record or their designated proxy are entitled to attend the meeting. All shareholders who attend the meeting will be required to show proof of ownership of Eagle Broadband stock such as a brokerage account statement and valid photo identification such as a current driver's license or passport.


         If you should have any questions concerning the Annual Meeting or the matters to be voted on, please contact Eagle Broadband Investor Relations at
(281) 538-6000 or send an email to INVESTORS@EAGLEBROADBAND.COM.

Sincerely yours,

/S/ C.J. REINHARTSEN

C. J. Reinhartsen
--------------------
Chairman



-------------------------------------------------------------------------------

                              EAGLE BROADBAND, INC.
                   101 COURAGEOUS DRIVE, HOUSTON, TEXAS 77573
                    -----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    -----------------------------------------


         The Annual Meeting of Shareholders of Eagle Broadband, Inc. will be held at the South Shore Harbour Resort & Conference Center, 2500 South Shore Blvd., League City, Texas 77573, at 1:30 p.m., Central Time, September 20, 2005, for the following purposes:

1)       To elect seven  directors  to the Board of Directors to serve until our
         next  annual  meeting  of  shareholders,   or  until  their  respective
         successors have been elected or appointed.

2)       To approve our 2005 Employee Stock Option Plan.

3) To ratify the appointment of Lopez, Blevins, Bork & Associates, LLP, as our auditors for the fiscal year ending August 31, 2005.

4) To act upon such other matters, if any, as may properly come before the meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.


         All Eagle Broadband shareholders are invited to attend the Annual Meeting. Only shareholders of record at the close of business on July 26, 2005, will be entitled to notice of and to vote at this meeting or any adjournments that may take place.


         The Board of Directors has determined that the adoption of the 2005 Employee Stock Option Plan is advisable and in the best interest of Eagle Broadband and its stockholders. We have established the stock option plan in order to attract and retain the best qualified employees for the Company. The Board recommends you vote to approve the adoption of the 2005 Employee Stock Option Plan adopted by the Board. As a stockholder, you cast one vote for each share you own.

                             YOUR VOTE IS IMPORTANT.

 IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING AND ENSURE THAT YOUR VOTE IS RECORDED PROMPTLY, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING.

         Your stock will be voted in accordance with your instructions. Any shareholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares of record are held by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain a proxy issued in your name from the record holder.
By Order of the Board of Directors,

C. J. REINHARTSEN
---------------------
CHAIRMAN

Dated: August 8, 2005


                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


Information Concerning Solicitation and Voting ..............................    1

         General ............................................................    1

         Availability of Annual Report and Form 10-K ........................    1

         Revocability of Proxies ............................................    1

         Quorum; Abstentions and Broker Non-Votes ...........................    1

         Votes Required to Adopt Proposals ..................................    2

         Solicitation .......................................................    2

         Shareholder Proposals ..............................................    2

         Dissenter's Rights .................................................    2

Proposal 1 - Election of Directors ..........................................    3

Proposal 2 - 2005 Employee Stock Option Plan ................................    7

Proposal 3 - Ratify the Appointment of Lopez, Blevins, Bork & Associates, LLP   12

Security Ownership of Certain Beneficial Owners and Management ..............   13

Executive Officers ..........................................................   14

Related Party Transactions ..................................................   17

Audit Committee Report ......................................................   17

Report of the Compensation Committee ........................................   18

Stock Price Performance Graph ...............................................   19

Other Matters ...............................................................   19

Appendix A - Audit Committee Charter ........................................   A-1

Appendix B - 2005 Employee Stock Option Plan ................................   B-1




--------------------------------------------------------------------------------

                              EAGLE BROADBAND, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 20, 2005

================================================================================

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held on September 20, 2005, at 1:30 p.m., Central Time (the "Annual Meeting"), or at any adjournment or postponement of this meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at South Shore Harbour Resort & Conference Center, 2500 South Shore Blvd., League City, Texas 77573. We intend to mail this Proxy Statement and accompanying proxy card to shareholders on or about August 8, 2005. The Board of Directors of Eagle Broadband, Inc., a Texas corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. When you see the term "we," "our," the "Company" or "Eagle," it refers to Eagle Broadband, Inc., and its subsidiaries.

 AVAILABILITY OF ANNUAL REPORT AND FORM 10-K


         Accompanying this Proxy Statement is the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. The Company makes available, free of charge through its website (WWW.EAGLEBROADBAND.COM), its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), as soon as reasonably practicable after such documents are electronically filed with or furnished to the Securities and Exchange Commission. These reports can be found in the "Investor Relations" section of the Company's website under "SEC Filings". The Company will provide to any shareholder without charge, upon the written request of that shareholder, a copy of the Company's Annual Report on Form 10-K (without exhibits), including financial statements and the financial statement schedules, for the fiscal year ended August 31, 2004. Requests should be addressed to Eagle Broadband Investor Relations.


REVOCABILITY OF PROXIES


         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company's Secretary, at the address of the Company's executive offices noted above, written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Please note, however, that if your shares of record are held by a broker, bank or other nominee and you wish to attend and vote in person at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.


QUORUM; ABSTENTIONS AND BROKER NON-VOTES


         Our common stock is the only type of security entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on July 26, 2005 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 270,154,927 shares of common stock outstanding and entitled to vote. Each holder of record of shares of common stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Shares of common stock may not be voted cumulatively.


         Proxies properly executed, duly returned to the Company and not revoked will be voted in accordance with the specifications made. Where no specifications are given, such proxies will be voted "FOR" each of the seven nominees, "FOR" the approval of the 2005 Employee Stock Option Plan, and "FOR" the ratification of Lopez, Blevins, Bork & Associates, LLP as our auditors. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, any matter not described in this Proxy Statement is properly presented for action at the Annual Meeting, the persons named as proxies in the enclosed form of proxy will have discretionary authority to vote according to their own discretion.

         The required quorum for the transaction of business at the Annual Meeting is a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy. The bylaws of the Company provide that unless otherwise provided by law or by the Articles of Incorporation, all matters other than the election of directors shall be decided by the affirmative vote of a majority of the outstanding shares of stock represented in person or by proxy at the Annual Meeting. Shares of common stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, regardless of whether the proxy is marked as casting a vote or abstaining. Shares of stock represented by "broker non-votes" (i.e., shares of stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) will be treated as present for purposes of determining a quorum.


VOTES REQUIRED TO ADOPT PROPOSALS


         PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means seven nominees for directors receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not affect the election of a candidate who receives a plurality of votes. Shareholders may not cumulate votes in the election of directors.


         PROPOSAL 2. Approval of the 2005 Employee Stock Option Plan requires the approval of a majority of the outstanding shares of stock represented in person or proxy at the Annual Meeting. Abstentions for Proposal Two will have the same effect as votes against the proposal. Broker non-votes for Proposal Two, however, will be deemed shares not entitled to vote on the proposal, will not be counted as votes for or against the proposal, and will not be included in calculating the number of votes necessary for approval of the proposal.

         PROPOSAL 3. Ratification of Lopez, Blevins, Bork & Associates, LLP as our independent public auditors for the fiscal year ending August 31, 2005, requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

 SOLICITATION


         The Company will bear the costs of soliciting proxies. In addition to soliciting shareholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs. The Company has retained The Altman Group, Inc. to aid in the solicitation of proxies for a fee of $6,000 and the reimbursement of out-of-pocket expenses. The Company may also use the services of its officers, directors & others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.


SHAREHOLDER PROPOSALS


         Proposals of shareholders that are intended to be presented at our 2005 Annual Meeting of Shareholders in the proxy materials for such meeting must comply with the requirements of SEC Rule 14a-8 and must be received by our Secretary within a reasonable time in order to be included in the Proxy Statement and proxy materials relating to our 2005 Annual Meeting of Shareholders. Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices not less than 120 calendar days before the date that the 2006 Annual Meeting proxy statement is mailed to shareholders. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, and the proposal is permitted at the annual meeting, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply with all the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

DISSENTER'S RIGHTS

         Neither Texas law nor our articles of incorporation or bylaws provide our shareholders with dissenters' rights in connection with the election of directors, establishment of a stock option plan or ratification of the solicitation of Lopez, Blevins, Bork & Associates, LLP as our auditors.

===============================================================================
                       PROPOSAL 1 - ELECTION OF DIRECTORS
===============================================================================

         The Board of Directors currently consists of six members. Christopher Futer, currently a director, will not stand for re-election. The Nominating Committee of the Board of Directors has nominated for re-election Dr. Glenn Goerke, C.J. Reinhartsen, Lorne Persons, Jr., James Yarbrough, and Dr. H. Dean Cubley and for election David Micek and Robert Bach. Each of the nominees currently sits on the Board, except for Mr. Bach (who will be an independent director) and Mr. Micek (who is the Company's president and chief executive officer). The shares represented by the enclosed proxy will be voted for the election as directors, the seven nominees named below to serve until the 2006 Annual Meeting or until their successors have been duly elected and qualified. The seven persons receiving the highest number of "for" votes represented by shares of Company common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting will be elected. All of the nominees have indicated to the Company that they will be available to serve as directors. If any of the nominees becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person or persons recommended by the Board of Directors as may be determined by the holders of the proxy. There are no family relationships among our executive officers and directors.

DIRECTOR NOMINEES

         The Directors have nominated the following persons.

                  NOMINEE                  AGE              CURRENT DIRECTOR
        Robert Bach                         56                  No
        Dr. H. Dean Cubley                  63                  Yes
        Dr. Glenn Goerke                    73                  Yes
        David Micek                         51                  No
        Lorne Persons, Jr.                  58                  Yes
        C. J. Reinhartsen                   62                  Yes
        James Yarbrough                     49                  Yes

         MR. ROBERT BACH. Robert L. Bach is an attorney with the Minneapolis, Minnesota law firm of Felhaber, Larson, Fenlon & Vogt, P.A., where he has practiced for 28 years. Mr. Bach is a civil trial specialist certified by the Minnesota State Bar Association. He received his J.D. from the University of Minnesota Law School and his B.A. from the University of Iowa.

         DR. H. DEAN CUBLEY. Dr. Cubley has served as a director since March 1996, was chief executive officer from March 1996 to October 2003 and president from March 1996 until September 2001. Dr. Cubley has served as chairman of ERF Wireless, Inc. since 2004. From 1965 to 1984, Dr. Cubley worked for the NASA Manned Spacecraft Center in the Electromagnetic Systems Branch of the Engineering and Development Directorate. Dr. Cubley holds a Ph.D. in electrical engineering from the University of Houston and B. S. and M. S. in electrical engineering from the University of Texas.

         DR. GLENN GOERKE. Dr. Goerke has served as a director since March 2000. Dr. Goerke is president emeritus of the University of Houston and currently serves as a director of The Institute for the Future of Higher Education. He has served as vice president of Edusafe Systems, Inc. since 1996. From 1995 to 1997, Dr. Goerke served as president of the University of Houston. From 1991 to 1995, he served as president of the University of Houston - Clear Lake. Dr. Goerke holds a Ph.D. in Adult and Higher Education from Michigan State University and M.A. and B.A. degrees from Eastern Michigan University.

         DAVID MICEK. Mr. Micek served as Chief Operating Officer from November 2004 to April 2005 and has served as President and Chief Executive Officer since April 2005. From 2002 to 2003, Mr. Micek was president at Internet search company AltaVista Software. From 2000 to 2001, Mr. Micek was president and CEO of wireless networking company Zeus Wireless. From 1999 to 2000, he was president and CEO of broadband video applications company iKnowledge. From 1995 to 1997, Mr. Micek was vice president and general manager at Texas Instruments Software. From 1985 to 1995, he held various senior marketing, product management and general management positions at enterprise and applications software companies Neuron Data, Borland International and Ashton-Tate. He holds an MBA from the University of Southern California.

         LORNE PERSONS, JR. Mr. Persons has served as Director since March 2003. He has been a sales executive in the Insurance Industry since 1975. Since 1995 Mr. Persons has served as President of National Insurance Marketing Corporation, Aurora, Colorado currently contracted to National States Insurance Company as a regional sales and recruiting director in a five-state area.

          C. J. (JIM) REINHARTSEN. Mr. Reinhartsen has served as Director since November 2002 and Chairman since April 2005. Since 1993, Mr. Reinhartsen has served as President of the Clear Lake Area Economic Development Foundation (CLAEDF) which in 2003 he renamed the Bay Area Houston Economic Partnership. From 1988 to 1993, when he retired with 30 years service at Grumman, Mr. Reinhartsen was Vice President and General Manager for the Grumman Houston Corporation headquartered in Houston, Texas.

         JUDGE JAMES YARBROUGH. Judge Yarbrough has served as a Director of Eagle since October 2004. Since 1995, Judge Yarbrough has served as Chief Executive Officer and County Judge of Galveston County. From 1989 to 1994, Judge Yarbrough was the founder and President of James D. Yarbrough & Company. He also serves as a Director at American National Insurance Company, where he is Chairman of its Compensation Committee, and a member and financial expert for its Audit Committee.

BOARD MEETINGS AND COMMITTEES


         The Board held seven meetings during the fiscal year ended August 31, 2004. Each Board member with the exception of Mr. Yarbrough, who did not become a director until October, 2004, attended at least 75% or more of the Board meetings held during the fiscal year ended August 31, 2004. As of the date of the Proxy Statement, the Board has three standing committees: (1) the Compensation Committee; (2) the Audit Committee; and (3) the Nominating Committee.


DIRECTOR INDEPENDENCE


         The Board of Directors has determined that each of Messrs. Goerke, Persons, Reinhartsen and Yarbrough are independent directors as defined in the listing standards of the American Stock Exchange. As part of its analysis, the Board of Directors determined that none of these independent directors has a direct or indirect material relationship with the Company that would interfere with the exercise of independent judgment.


COMPENSATION COMMITTEE


         The Compensation Committee of the Board reviews and approves salaries and incentive compensation for the Company's executive officers. The Compensation Committee consists of four, non-employee directors: Messrs. Goerke, Persons, Reinhartsen (Compensation Committee Chair) and Yarbrough. Messrs. Goerke, Persons, Reinhartsen and Yarbrough are independent as defined in the listing standards of the American Stock Exchange. The Compensation Committee held seven meetings in the fiscal year ended August 31, 2004. Each director, with the exception of Mr. Yarbrough, who did not become a director and Compensation Committee member until October, 2004, attended at least 75% or more of the Compensation Committee meetings held during the fiscal year ended August 31, 2004. The Report of the Compensation Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Compensation Committee, which is available on the Company's website at WWW.EAGLEBROADBAND.COM.


AUDIT COMMITTEE


         The Audit Committee of the Board consists of three non-employee directors: Messrs. Goerke, Reinhartsen and Yarbrough (Audit Committee Chair). Each of Messrs. Goerke, Reinhartsen and Yarbrough are independent as defined in the listing standards of the American Stock Exchange. The Audit Committee engages the Company's independent auditors, reviews the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of the Company's internal accounting controls and financial affairs. The Audit Committee met seven times in the fiscal year ended August 31, 2004. Each director, with the exception of Mr. Yarbrough, who did not become a director and audit committee member until October, 2004, attended at least 75% or more of the Audit Committee meetings held during the fiscal year ended August 31, 2004.


         The Board has determined that Mr. Yarbrough qualifies as an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K of the Exchange Act. The Report of the Audit Committee is included in this Proxy Statement. In addition, the Board has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A and is also available on the Company's website at WWW.EAGLEBROADBAND.COM.

NOMINATING COMMITTEE


         The Nominating Committee is a new standing committee of the Board effective as of October, 2004 created to review and approve candidates for election and to fill vacancies on the Board, including the director nominees being voted upon at the Annual Meeting. The Nominating Committee consists of four non-employee directors: Messrs. Goerke, Persons (Nominating Committee Chair), Reinhartsen and Yarbrough. Each of Messrs. Goerke, Persons, Reinhartsen and Yarbrough are independent as defined in the listing standards of the American Stock Exchange. The Nominating Committee met seven times in the fiscal year ended August 31, 2004. Each director, with the exception of Mr. Yarbrough, who did not become a director and nominating committee member until October, 2004, attended at least 75% or more of the Nominating Committee meetings held during the fiscal year ended August 31, 2004. The Board has adopted a written charter for the Nominating Committee, which is available on the Company's website at WWW.EAGLEBROADBAND.COM.


CONSIDERATION OF DIRECTOR NOMINEES


         DIRECTOR QUALIFICATIONS


         In discharging its responsibilities to nominate candidates for election to the Board, the Nominating Committee has not specified any minimum qualifications for serving on the Board. However, the Nominating Committee endeavors to evaluate, propose and approve candidates with business experience and personal skills in finance, marketing, financial reporting and other areas that may be expected to contribute to an effective Board. The Nominating Committee seeks to assure that the Board is composed of individuals who have experience relevant to the needs of the Company and who have the highest professional and personal ethics, consistent with the Company's values and standards. Candidates should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.


         IDENTIFYING AND EVALUATING NOMINEES FOR DIRECTORS


         The Nominating Committee will utilize a variety of methods for identifying and evaluating nominees for director. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating Committee, and may be considered at any point during the year. The Nominating Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating Committee. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating Committee. The Nominating Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.


         COMMUNICATIONS WITH THE BOARD


         The Board has adopted the following policy for shareholders who wish to communicate any concern directly with the Board. Shareholders may mail or deliver their communication to the Company's principal executive offices, addressed as follows:


                                  Addressee (*)
                                  c/o Secretary
                             Eagle Broadband, Inc..
                              101 Courageous Drive
                            League City, Texas 77573


*Addressees: Board of Directors; Audit Committee of the Board of Directors; Nominating Committee of the Board of Directors; Compensation Committee of the Board of Directors; name of individual director.


         Copies of written communications received at such address will be forwarded to the addressee as soon as practicable.

         ATTENDANCE AT ANNUAL MEETINGS


         Members of the Board of Directors are encouraged to attend the Company's Annual Meeting; however, attendance is not mandatory. All members of the Board, except Mr. Yarbrough who was not a director at that time, attended the last Annual Meeting.


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         The Compensation Committee consists of four, non-employee directors, Messrs. Goerke, Persons, Reinhartsen (Compensation Committee Chair) and Yarbrough. None of the members of the Compensation Committee has been or is an officer or employee of the Company. None of the Company's executive officers serves on the Board of Directors or compensation committee of a company that has an executive officer that serves on the Company's Board or Compensation Committee. No member of the Company's Board is an executive officer of a company in which one of the Company's executive officers serves as a member of the Board of Directors or Compensation Committee of that company.

         COMPENSATION OF DIRECTORS

                Directors receive $4,500 for regular meeting whether attended in person or via teleconference and $2,250 for special meeting where attended in person or via teleconference meetings attended. Directors receive $1,000 for each committee meeting attended, whether in person or via teleconference. The secretary receives $1,000 for attending meetings of the Board of Directors. During the fiscal year ended August 31, 2004 and ending August 31, 2005, directors received a five year option to purchase 8,333 shares of common stock at an exercise price of $0.78 per share for each of the six, regularly scheduled board meetings per year that they attend.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended August 31, 2004, except for a late Form 3 filing by Mr. Shapiro and a late Form 4 and/or Form 5 from Messrs. Clifford, Cubley, Futer, Goerke, Persons, Reinhartsen, Royall and Weisman for the issuance and exercise of options. Each late Form 3, Form 4 and/or Form 5 has been or will be subsequently filed.

BASED UPON THE RECOMMENDATION OF THE NOMINATING COMMITTEE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THE ABOVE NOMINEES. A NOMINEE MUST RECEIVE A PLURAILITY OF THE VOTE OF THE HOLDERS OF THE OUTSTANDING SHARES OF COMMON STOCK PRESENT OR REPRESTED BY PROXY AT THE ANNUAL MEETING.

===============================================================================
                  PROPOSAL 2 - 2005 EMPLOYEE STOCK OPTION PLAN
===============================================================================


BACKGROUND INFORMATION

         The Board of Directors has adopted, subject to stockholder approval, the Company's 2005 Employee Stock Option Plan (the "Plan"). The purpose of the Plan is to promote the interests of the Company and its stockholders and give it a competitive advantage by: (i) attracting and retaining employees of outstanding ability; (ii) motivating employees by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling employees to participate in the long-term growth and financial success of the Company by acquiring an interest in the Company. The following summary is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix B.

GENERAL ADMINISTRATION OF THE PLAN

         The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee will be authorized to grant to employees of the Company awards in the form of stock options, performance shares, and restricted stock. In addition, the Committee will have the authority to grant other stock-based awards in the form of stock appreciation rights, restricted stock units, and stock unit awards. The Plan will become effective upon approval by the stockholders and will expire ten years from such effective date unless terminated earlier or extended by the Board of Directors.

          Each member of the Committee must be a "non-employee director" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, an "independent director" as defined by American Stock Exchange rules and an "outside director" within the meaning of the Code. The Committee will select persons to receive grants from among the eligible participants, determine the types of grants and number of shares to be awarded to grantees, and set the terms, conditions, and provisions of the grants consistent with the Plan. The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards. The Committee may also establish rules for administration of the Plan.

ELIGIBILITY

         The Committee will select grantees from among employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. All awards and the terms of any award to eligible participants who are members of the Committee must also be approved by the Board of Directors.

SHARES SUBJECT TO THE PLAN

         Subject to adjustment as described below, a maximum of 30,000,000 shares of Company common stock may be issued under the Plan. Any shares of Company common stock subject to awards that are forfeited or withheld in payment of any exercise price or taxes will again be available for grant. Also, if an award terminates without shares of Company common stock being issued, then the shares that were subject to the award will again be available for grant. The shares may be authorized and unissued shares or treasury shares. In the event of a stock split, stock dividend, spin-off, or other relevant change affecting the Company's common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event.

TYPES OF AWARDS UNDER THE PLAN

         STOCK OPTIONS

         The Committee may grant awards in the form of options to purchase shares of the Company's common stock. With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided, however, that the exercise price of any "Incentive Stock Option" (as defined in the Plan) may not be less than 100% of the fair market value of the shares of Company common stock on the date the option is granted. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Stock Option may be exercised later than 10 years after the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Stock Option, of Company common stock for which an Incentive Stock Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. The effect of a grantee's termination of employment by reason of death, retirement, disability, or otherwise will be specified in the option agreement evidencing the grant of the option.

         STOCK APPRECIATION RIGHTS

         The Plan also authorizes the Committee to grant stock appreciation rights ("SARs"). Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise. At the Committee's discretion, payment of such amount may be made in cash, shares of Company common stock, or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR. No SAR may have a term of greater than 10 years.

         PERFORMANCE SHARES

         The Plan permits the Committee to grant awards of performance shares to eligible employees from time to time. These awards are contingent upon the achievement of certain performance goals established by the Committee. The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period.

         RESTRICTED STOCK AND RESTRICTED STOCK UNITS

         Under the Plan, the Committee may award restricted shares of the Company's common stock and restricted stock units to eligible employees from time to time and subject to certain restrictions as determined by the Committee. The nature and extent of restrictions on such shares and units, the duration of such restrictions, and any circumstance which could cause the forfeiture of such shares or units shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of restricted stock or restricted stock units (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

         OTHER STOCK BASED AWARDS

         In addition, the Committee shall have authority under the Plan to grant stock unit awards, which can be in the form of common stock or units, the value of which is based, in whole or in part, on the value of the Company's common stock. Such stock unit awards will be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine. Stock unit awards may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date shares are issued or, if later, the date provided by the Committee at the time of grant of the stock unit award. Stock unit awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant. The Committee will also determine the effect of termination of employment of a stock unit award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

AWARDS TO COVERED EMPLOYEES

         The Plan permits the Committee to grant qualified performance-based awards ("Awards") to the chief executive officer and the four other highest compensated officers of the Company (the "Covered Employees"). These Awards are intended to qualify as performance-based pay under Section 162(m) of the Code to enable the Company to deduct the compensation paid to the Covered Employees attributable to these Awards. In general, Section 162(m) limits the deduction for compensation paid to the Covered Employees to a dollar limitation ($1,000,000), but permits performance-based pay to be deductible without regard to the dollar limitation.

IF THE AWARD IS A STOCK OPTION OR SAR GRANT WITH AN EXERCISE PRICE EQUAL TO THE FAIR MARKET VALUE OF THE UNDERLYING SHARES OF COMMON STOCK ON THE DATE OF GRANT, THE AWARD QUALIFIES AS PERFORMANCE-BASED PAY UNDER SECTION 162 (M).

          If performance shares are granted, then the Committee will establish performance goals based on the attainment of one or more of the following measures with respect to the Company or an affiliate, or a subsidiary, division or department of the Company or an affiliate for whom the Covered Employee performs services: revenue growth; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share from continuing operations; other board or committee approved performance measurements; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; economic value added (or an equivalent metric); share price performance; total stockholder return; improvement in or attainment of expense levels; or improvement in or attainment of working capital levels. The preceding goals may be based on attaining specified levels of Company performance under one or more of the measures described above relative to the performance of other companies.

         The Committee will establish the relevant goals at a time when the outcome is substantially uncertain, and the Committee will certify whether the goals have been attained. This process of establishing goals and confirming their attainment is intended to comply with Section 162(m) and permit the Award to qualify as deductible performance-based pay.

CHANGE IN CONTROL

         In order to preserve the rights of participants in the event of a Change in Control (as defined in the Plan), the Committee in its discretion may, at the time a grant is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of an award, (ii) provide for the purchase of the award upon the participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjust the terms of the award in a manner determined by the Committee to reflect the Change in Control, (iv) cause the award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provisions as the Committee may consider equitable and in the best interests of the Company.

AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval which (a) is required to be approved by stockholders to comply with applicable laws or rules, (b) increase the number of shares of Company common stock reserved for issuance under the Plan or (c) would cause the Company to be unable to grant Incentive Stock Options.

FEDERAL INCOME TAX CONSEQUENCES

         Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Plan.

EXERCISE OF INCENTIVE STOCK OPTION AND SUBSEQUENT SALE OF SHARES

         A participant who is granted an Incentive Stock Option does not realize taxable income at the time of the grant or at the time of exercise. If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Stock Option before the later of two years from the date of grant or one year from such date of exercise ("statutory holding period") any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

         However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant's post-exercise holding period for such shares.

         Special tax rules apply when all or a portion of the exercise price of an Incentive Stock Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above. However, the exercise of an Incentive Stock Option with shares which are, or have been, subject to an Incentive Stock Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

         Notwithstanding the favorable tax treatment of Incentive Stock Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Stock Option is generally treated in the same manner as a nonqualified stock option. Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Stock Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares. However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calendar year.

EXERCISE OF NONQUALIFIED STOCK OPTION AND SUBSEQUENT SALE OF SHARES

         A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

         Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's post-exercise holding period for such shares.

LAPSE OF RESTRICTIONS ON RESTRICTED STOCK AND SUBSEQUENT SALE OF SHARES

         A participant who has been granted an award of restricted stock or restricted stock units does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's holding period for such shares after their restrictions lapse.

         Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock. Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long term or short term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARS, PERFORMANCE SHARES AND STOCK UNIT AWARDS

         A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

         A participant who has been awarded a performance share or a stock unit award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

         The ordinary income recognized by a participant in connection with a SAR, performance share or a stock unit award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

         To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR, or the payment of a performance share or stock unit award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant's post- delivery holding period for such shares.

NEW PLAN BENEFITS

         The following table lists the number of shares of common stock that the listed individuals will be entitled to purchase pursuant to their respective employment agreements, upon shareholder approval. Additional grants and awards under the Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable, as such grants and awards will be made at the discretion of the Compensation Committee.


                                                                       NUMBER OF SHARES OF
       NAME AND POSITION                                                  COMMON STOCK           DOLLAR VALUE (1)
       -----------------                                                  ------------           ----------------
       David Micek, President & Chief Executive Officer                      9,200,000  (2)           $641,000
       Eric Blachno, Chief Financial Officer                                    700,000 (3)           $ 44,000
       Randall Shapiro, Vice President of Marketing                             840,000 (4)                 --
       Executive officers as a group                                         10,740,000               $685,000
       Non-executive officer employees as a group                             2,166,120                     --
       Non-executive directors as a group                                       504,166                     --
       TOTAL                                                                 13,410,286               $685,000
------------------

(1) Based on a price of $.22 per share, the last sales price of the common stock on July 21, 2005, less the exercise price where applicable.

(2) Once vested, Mr. Micek's employment agreement grants him the right to purchase (i) 500,000 shares of common stock at an exercise price of $.61 per share (ii) 6,700,000 shares of common stock at an exercise price of $.19 per share and (iii) 2,000,000 shares of restricted stock upon the attainment of certain targeted goals. See "Executive Officers
         - Executive Employment Agreements."

(3) Once vested, Mr. Blachno's employment agreement grants him the right to purchase 500,000 shares of common stock at an exercise price of $.61 per share as well as the right to receive 200,000 shares of common stock upon the attainment of certain targeted goals. See "Executive Officers - Executive Employment Agreements."

(4) Once vested, Mr. Shapiro's employment agreement grants him the right to purchase 1,010,000 shares of common stock at prices ranging from $.41 to $1.13.



   BASED UPON THE RECOMMENDATION OF THE COMPENSATION COMMITTEE, THE BOARD HAS APPROVED THE ADOPTION OF OUR 2005 EMPLOYEE STOCK OPTION PLAN AND RECOMMENDS A
                 VOTE "FOR" THE APPROVAL OF THE PROPOSED PLAN.

================================================================================
 PROPOSAL 3 - RATIFY THE APPOINTMENT OF LOPEZ, BLEVINS, BORK & ASSOCIATES, LLP
================================================================================

         In August 2004, we engaged Lopez, Blevins, Bork & Associates, LLP ("Lopez & Associates") as our independent auditors for the fiscal year ended August 31, 2004. Mr. Lopez was previously the audit manager primarily responsible for auditing our company when he was employed with Malone & Bailey, P.C. ("Malone & Bailey"). Mr. Lopez resigned from Malone & Bailey in August 2004 and formed his new accounting firm, Lopez & Associates. Malone & Bailey audited our financial statements for the fiscal year ended August 31, 2003.

         The Audit Committee has selected Lopez & Associates as our independent auditors for the fiscal year ended August 31, 2005, subject to shareholder ratification. In the event this ratification is not approved by our shareholders, the Audit Committee will review their future selection of auditors.

         We expect that a representative of Lopez & Associates will attend the Annual Meeting, and the representative will have an opportunity to make a statement if she or he so desires. The representative will also be available to respond to appropriate questions from shareholders.

         Malone & Bailey's report dated December 5, 2003, except as to Note 2 on which date is July 27, 2004, on the Company's balance sheet as of August 31, 2003, and the related statement of operations, stockholders' equity, and cash flows for the year ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In connection with the audit of the Company's financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey would have caused Malone & Bailey to make reference to the matter in their report.

         During the year ended August 31, 2003, and subsequent to August 31, 2003, through August 23, 2004, neither the Company nor anyone on its behalf consulted with Lopez & Associates regarding either the application of accounting principals to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered in the Company's financial statement, nor had Lopez & Associates provided the Company a written report or oral advise regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with Malone & Bailey.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Fees for services provided by Malone & Bailey, the Company's auditors for the fiscal year ended August 31, 2003, and services provided by Lopez & Associates for the fiscal year ended August 31, 2004, were as follows:

o AUDIT FEES: The aggregate fees billed to the Company for the audit of the Company's annual financial statements and for the review of the financial statements included in the Company's quarterly reports on Form 10-Q totaled $137,717 and $59,660 in the fiscal years ended August 31, 2004, by Lopez & Associates and August 31, 2003, by Malone & Bailey, respectively.

o AUDIT RELATED FEES: The aggregate fees to the Company for audit-related services totaled $9,420 in the fiscal year ended August 31, 2004, by Lopez & Associates and $0 in the fiscal year ended August 31, 2003, by Malone & Bailey.

o TAX FEES: There were no aggregate fees billed to the Company for tax compliance, tax advice and tax planning services in the fiscal years ended August 31, 2004, by Lopez & Associates and August 31, 2003, by Malone & Bailey.

o ALL OTHER FEES: There were no aggregate fees billed for services rendered to the Company, other than the services described above for fiscal years ended August 31, 2004, or August 31, 2003.

         The Audit Committee has determined that the rendering of non-audit services by Lopez & Associates and Malone & Bailey was compatible with maintaining their independence.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

         The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by the independent auditor. The Audit Committee considers whether such services are consistent with the rules of the SEC on auditor independence as well as whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors and input from the Company's management. The Audit Committee's charter authorizes the Audit Committee to delegate to one or more of its members the pre-approval of audit and permissible non-audit services provided that those members report any pre-approvals to the full committee. Pursuant to this authority, the Audit Committee has delegated to its Chair the authority to address any requests for pre-approval of services between Audit Committee meetings provided that the amount of fees for any particular services requested does not exceed $125,000 and the Chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee's responsibility to pre-approve permitted services of the independent auditor. During the fiscal year ended August 31, 2004, all of the services related to the audit or other fees described above were pre-approved by the Audit Committee and none were provided pursuant to any waiver of the pre-approval requirement.

    THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF LOPEZ, BLEVINS BORK & ASSOCIATES, LLC, AS INDEPENDENT AUDITORS
                  FOR THE FISCAL YEAR ENDING AUGUST 31, 2005.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of July 26, 2005, a total of 270,154,927 shares of our common stock were outstanding. The following table sets forth, as of July 26, 2005, certain information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our current directors and director nominees, (c) the executive officers named in the Summary Compensation Table below (as of August 31, 2004), and (c) all current directors and executive officers as a group.

         Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

         To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is Eagle Broadband, Inc., 101 Courageous Drive, League City, Texas 77573.



                      SHARES BENEFICIALLY OWNED AS OF JULY 26, 2005
                  -----------------------------------------------

BENEFICIAL OWNER                 NUMBER OF SHARES               PERCENT OF CLASS
----------------                 ----------------               ----------------
Robert Bach                           618,179 (1)                        *

H. Dean Cubley                      1,196,500 (2)                        *

Christopher Futer                     242,305 (3)                        *

Glenn Goerke                          250,323 (4)                        *

David Micek                           883,334 (5)                        *

Lorne Persons, Jr.                    389,658 (6)                        *

C. J. Reinhartsen                     198,214 (7)                        *

Richard Royall                         37,500 (8)                        *

Randall Shapiro                       789,600 (9)                        *

David Weisman                       2,638,585                            1%

James Yarbrough                        41,667 (10)                       *

All current directors and
executive officers as a group
(9 persons)                         4,199,935 (11)                      1.5%
---------------------------
* Less than 1%

(1)      Includes 20,000 shares held in a trust of which he is a trustee.

(2) Includes options to purchase 37,500 shares of common stock at an exercise price of $1.00 per share and an option to purchase 41,667 shares of common stock at an exercise price of $0.78 per share.

(3) Includes options to purchase 50,000 shares of common stock at an exercise price of $1.00 per share and an option to purchase 41,667 shares of common stock at an exercise price of $0.78 per share.

(4) Includes options to purchase 50,000 shares of common stock at an exercise price of $1.00 per share and an option to purchase 41,667 shares of common stock at an exercise price of $0.78 per share.

(5) These shares are deemed beneficially owned by Mr. Micek under two options granted to him pursuant to his employment agreement. Please see the Executive Employment Contracts section for more details.

(6) Includes options to purchase 50,000 shares of common stock at an exercise price of $1.00 per share and an option to purchase 41,667 shares of common stock at an exercise price of $0.78 per share.

(7) Includes options to purchase 50,000 shares of common stock at an exercise price of $1.00 per share and an option to purchase 41,667 shares of common stock at an exercise price of $0.78 per share.

(8) Consists of an option to purchase 37,500 shares of common stock at an exercise price of $1.00 per share.

(9) These shares are deemed beneficially owned by Mr. Shapiro under options granted to him pursuant to his employment agreement. See "Executive Officers - Executive Employment Contracts."

(10) An option to purchase 41,667 shares of common stock at an exercise price of $0.78 per share.

(11) Includes an option to purchase an aggregate of 208,334 shares of common stock at $0.61.

                               EXECUTIVE OFFICERS

Our executive officers are as follows:



NAME                AGE           OFFICE HELD
----                ---           -----------
David Micek         51            President & Chief Executive Officer
Eric Blachno        43            Chief Financial Officer
Randall Shapiro     45            Vice President of Marketing

         The following biographical information is for Messrs. Blachno and Shapiro (please see Proposal 1 for biographical information with respect to Mr. Micek):

         ERIC BLACHNO. Mr. Blachno has served as Chief Financial Officer since November, 2004. From 2003 to 2004, Mr. Blachno served as Vice President of Finance and Chief Financial Officer at Cascade Microtech, Inc, a manufacturer of electrical metrology semiconductor equipment. From 2000 to 2003, Mr. Blachno served as Vice President of Finance and Chief Financial Officer at Luminent, Inc., a fiber optic components provider which was acquired by MRV Communications. From 1998 to 2000, Mr. Blachno served as managing director at PMG Capital, an investment banking firm which was acquired by Investec. From 1995 to 1998, Mr. Blachno served as managing director and senior communications equipment analyst at investment bank Bear Stearns & Co, Inc. From 1986 to 1995, Mr. Blachno held various management and staff positions in software development, communications systems, sales and marketing, and finance at International Business Machines Corporation. Mr. Blachno holds an MBA in Finance from the Wharton School, University of Pennsylvania, an MS in Telecommunications from Pace University, and a BS with High Honors in Computer Science from the University of Florida.

         RANDALL SHAPIRO. Mr. Shapiro has served as Vice President of Marketing since October, 2003. From 2002 to 2003, Mr. Shapiro was responsible for all marketing functions at security software startup IP Dynamics. From 2000 to 2001, Mr. Shapiro managed overall marketing functions for telecommunications equipment provider Canyon Networks. From 1997 to 1999, Mr. Shapiro was Director, Product Marketing for networking equipment provider Thomson Enterprise Networks. From 1994 to 1997, Mr. Shapiro was Director, Marketing and Business Development at technology training and marketing services company, Wave Technologies. From 1983 to 1994, Mr. Shapiro held senior sales and marketing management positions with enterprise software companies Novasoft Systems and Metaphor Computer Systems as well as IBM Corporation. He holds a B.S. in Business & Marketing from the University of Arizona.

CODE OF ETHICS FOR THE CEO, CFO AND SENIOR FINANCIAL OFFICERS

         In December 2003, in accordance with SEC Rules, the Audit Committee and the Board adopted the CEO, CFO and Senior Financial Officers Code of Ethical Conduct, as amended in October 2004. The Board believes that these individuals must set an exemplary standard of conduct, particularly in the areas of accounting, internal accounting control, auditing and finance. This code sets forth ethical standards the designated officers must adhere to and other aspects of accounting, auditing and financial compliance. The full text of the Code of Ethics for the CEO, CFO and Senior Financial Officers has been posted to the Company's website, and can be found under the Corporate Governance link.

EXECUTIVE COMPENSATION

         The following table contains compensation data for our named executive officers for the fiscal years ended August 31, 2004, 2003 and 2002.


                           SUMMARY COMPENSATION TABLE


                                                 Annual                       Long Term
                                               Compensation               Compensation Awards
                                               ------------              ---------------------
                                                                        Securities Underlying        All Other
              Name and                             Salary    Bonus             Options              Compensation
         Principal Positions             Year       ($)       ($)                (#)                    ($)
         -------------------             ----    ---------    ---      ---------------------        ------------
H. Dean Cubley,(1)                       2004     $275,558    -0-             2,037,500                  (2)
(former CEO)                             2003     $275,000    -0-               300,000                  -0-
                                         2002     $275,000    -0-               300,000                  -0-

David Weisman, (3)                       2004     $345,120(4) -0-             1,237,500                  (5)
(former CEO)                             2003          -0-    -0-                   -0-                  -0-
                                         2002          -0-    -0-                   -0-                  -0-

Randall Shapiro,                         2004     $166,931    -0-                   -0-                  -0-
Vice President, Marketing                2003          -0-    -0-                   -0-                  -0-
                                         2002          -0-    -0-                   -0-                  -0-

Richard Royall,                          2004      $60,001    -0-                   -0-                  -0-
(Former CFO) (6)                         2003     $227,344    -0-                37,500                  -0-
                                         2002      $75,450    -0-                   -0-                  -0-
-----------------------

(1) Dr. Cubley served as chief executive officer from March 1996 until October 2003.

(2) In December 2003, Dr, Cubley agreed to cancel options to purchase an aggregate of 9,975,000 shares of common stock at an exercise price of $0.41 per share, in exchange for an exchangeable promissory note in the amount of $2,689,000, representing the difference between the market price and exercise price on the date of cancellation of the vested options and to include any amount that became vested subsequent thereto ("Guaranteed Value"). Pursuant to the terms of the note, the Company re-issued options to Dr. Cubley in 2004 to purchase 9,975,000 shares at an exercise price of $.41 per share and continued to guarantee Dr. Cubley the Guaranteed Value, less any profit obtained from the sale of the vested options. In December 2004 and January 2005, Dr. Cubley exercised options to purchase 2,000,000 shares (representing all of the options then owned by Dr. Cubley, except for the right to purchase 37,500 shares at $1.00 per share), obligating the Company under the Guarantee obligation in the note to pay Dr. Cubley.

(3) Mr. Weisman was elected CEO in October, 2003 and was succeeded by Mr. Micek, who was appointed President and CEO April, 2005.

(4) Mr. Weisman's total compensation for fiscal year ending August 31, 2004 includes salary and consulting fees.

(5) In December 2003, Mr. Weisman agreed to cancel options to purchase an aggregate of 3,200,000 shares of common stock at an exercise price of $.41 per share, in exchange for an exchangeable promissory note in the amount of $1,362,000, representing the difference between the market price and exercise price on the date of cancellation of the vested options and to include any amount that became vested subsequent thereto ("Guaranteed Value"). Pursuant to the terms of the note, the Company re-issued options to Mr. Weisman in 2004 to purchase 3,200,000 shares at an exercise price of $.41 per share and continued to guarantee Mr. Weisman the Guaranteed Value, less any profit obtained from the sale of the vested options. In January 2005, Mr. Weisman exercised options to purchase shares (representing all of the options then owned by Mr. Weisman), obligating the Company under the Guarantee obligation in the note to pay Mr. Weisman. In June 2005, Mr. Weisman entered a note exchange agreement with the Company where the Company issued 3,377,778 shares of Company common stock to Mr. Weisman to fully satisfy the Company's outstanding Guarantee obligation under the note.

(6)      Mr. Royall  resigned as the chief  financial  officer in November 2004.

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended August 31, 2004, to our named executive officers. No stock appreciation rights were issued during the fiscal year.



              OPTION GRANTS FOR FISCAL YEAR ENDING AUGUST 31, 2004


                                                                             Potential Realizable
                     Individual Grants Annual Rates of Stock                   Value At Assumed
                     ---------------------------------------                Appreciation for Option
                                % of Total                                         Term (a)
                                ----------                                         --------
                Number of       Options        Exercise/
                Securities     Granted To        Base
                 Options         Fiscal          Price       Expiration
    Name         Granted         Year(1)       ($/Share)        Date       5% ($)(b)     10% ($)(b)
    ----         -------         -------       ---------        ----       ---------     ----------

H.Dean Cubley   2,000,000          33%           $0.41         9/1/08     $3,470,145     $4,121,063
                   37,500           *            $1.00        6/15/09         $1,875         $2,250
David Weisman     300,000           5%           $0.41         9/1/08       $520,580       $618,159
                  400,000           7%           $0.60         9/1/08       $600,574       $713,148
                  500,000           9%           $0.75         9/1/08       $658,416       $781,833
                   37,500           *            $1.00        6/15/09         $1,875         $2,250
Randall Shapiro    75,000           2%           $0.41         9/1/08       $129,827       $153,903
                  150,000           3%           $0.41         9/1/08         $6,426         $6,852
                  100,000           2%           $1.13         9/1/08             $0             $0
                  100,000           2%           $1.10         9/1/08        $29,464        $34,928
                  100,000           2%           $1.00         9/1/08        $41,741        $49,482
                  100,000           2%           $0.90         9/1/08        $54,018        $64,035
                   85,000           2%           $0.60         9/1/08        $77,221        $91,541
                  100,000           2%           $0.75         9/1/08        $72,432        $85,865
Richard Royall         -0-           N/A            N/A            N/A           N/A            N/A

--------------------------

* Less than 1%

(1) Percentages are based on 6,082,500 options issued and are rounded up to the nearest whole number.


         The following table sets forth information concerning option exercises during the fiscal year ended August 31, 2004, and option holdings as of August 31, 2004, with respect to our named executive officers. No stock appreciation rights were outstanding at the end of the fiscal year.


    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                       Value        Number of Securities       Value of Unexercised
                    Shares Acquired   Realized     Underlying Unexercised          In-the-Money
      Name          on Exercise (#)      ($)        Options at FY-End (#)      Options at FY-End ($)(*)
      ----          ---------------   --------  --------------------------  -------------------------
                                                Exercisable  Unexercisable  Exercisable Unexercisable
                                                -----------  -------------  -----------  ------------
  H. Dean Cubley          -0-            -0-     2,037,500 (1)    -0-        $ 920,000 (1)    -0-

  David Weisman           -0-            -0-     1,237,500 (2)    -0-        $ 306,000 (2)    -0-

  Randall Shapiro         -0-            -0-       710,000       300,000     $ 617,700     $261,000

  Richard Royall          -0-            -0-        37,500        -0-             (3)         -0-
   -------------------

* The fair market value of our common stock at August 31, 2004 was $0.87 per share.

(1)      See footnote #2 under "Summary Compensation Table" above.

(2)      See footnote #4 under "Summary Compensation Table" above.

(3) The exercise price is $1.00 per share which at fiscal year end 2004 was not in-the-money.

EXECUTIVE EMPLOYMENT CONTRACTS

         Mr. Micek's employment agreement, provides for an annual salary of $275,000 and is effective through November 2007, and shall be extended until November 2009, if agreed by both parties. Under the terms of his original employment agreement, Mr. Micek was granted the right to purchase 500,000 shares of Company common stock at a price per share of $0.61, which vests over 36 months (13,889 shares per month). In April 2005, Mr. Micek's employment agreement was amended and he was granted the right to (i) purchase 6,700,000 shares at an exercise price of $.19 per share, vesting on a 36 month term (186,111 shares per month) which vesting accelerates upon a change of control or termination of employee without cause and (ii) granted 2,000,000 shares of restricted stock upon Mr. Micek's or the Company's attainment of certain objectives and/or Company milestones, which to date have not been satisfied. Mr. Micek receives customary fringe benefits.

         Mr. Blachno's employment agreement, provides for an annual salary of $200,000 and is effective through November 2007, and shall be extended until November 2009, if agreed by both the Company and him. Under the terms of his employment agreement, Mr. Blachno was granted the right to purchase 500,000 shares of Company common stock exercisable at a price per share of $0.61, which vests over 24 months (20,833 shares per month). Additionally, Mr. Blachno has a right to receive 200,000 shares of Company common stock upon the satisfaction of certain objectives and/or Company milestones, which to date have not been satisfied.

         Mr. Shapiro's employment agreement provides for an annual base salary of $190,000 and is effective through November 30, 2005. Mr. Shapiro is owed a bonus of $146,000 pursuant to the terms of his employment agreement. As of the Record Date, Mr. Shapiro has options that have vested which allow him to purchase 710,000 shares of Company common stock at exercise prices ranging from $0.41 to $1.13 with an expiration date of September 1, 2008. Additionally, Mr. Shapiro has unvested options which allow him to purchase 300,000 shares of Company common stock at exercise prices ranging from $0.90 to $1.10, with an expiration date of September 1, 2008.

                           RELATED PARTY TRANSACTIONS

         There are no related party transactions other than what is disclosed herein.

                             AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the Company's independent accountants. The Audit Committee is comprised of Messrs. Goerke, Reinhartsen and Yarbrough (Audit Committee Chair). Messrs. Goerke, Reinhartsen and Yarbrough are independent directors, as defined by the American Stock Exchange's listing standards.

         Management is responsible for our internal controls. Our independent auditors, Lopez & Associates, are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by Lopez & Associates.

         The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and Lopez & Associates, nor can the Audit Committee certify that Lopez & Associates is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

         In this context, the Audit Committee has met and held discussions with management and Lopez & Associates. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Lopez & Associates. The Audit Committee discussed with Lopez & Associates matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

          Lopez & Associates also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Lopez & Associates their independence.

         Based upon the Audit Committee's discussion with management and Lopez & Associates and the Audit Committee's review of the representations of management and the report of Lopez & Associates to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Eagle Broadband, Inc. Annual Report on Form 10-K for the year ended August 31, 2004 filed with the Securities and Exchange Commission.

                     Submitted by the Audit Committee of the
                  Board of Directors of Eagle Broadband, Inc.:

                  Glenn Goerke, Jim Reinhartsen and James Yarbrough.


                      REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW

         The Compensation Committee of the Board of Directors supervises our executive compensation. The overall goal of the Compensation Committee is to insure that compensation policies are established that are consistent with our strategic business objectives and that provide incentives for the attainment of those objectives. This is affected in the context of a compensation program that includes base pay, annual incentive compensation and stock ownership. The Compensation Committee is comprised of Messrs. Goerke, Persons, Reinhartsen (Compensation Committee Chair) and Yarbrough.

         We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information.

         We seek to provide an overall level of compensation to our executives that are competitive within our industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

         Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance.

         We provide long-term incentive compensation through our stock option plan. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.




CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Weisman was elected to the position of chief executive officer in October 2003 and served in such capacity until April 2005. Mr. Weisman's salary was $275,000 during the fiscal year ended August 31, 2004. Mr. Weisman earned options to purchase 1,237,500 shares at an exercise price ranging from $0.41 per share to $0.75 per share. Mr. Micek currently serves as our president and chief executive officer pursuant to an employment agreement described in "Executive Officers - Executive Employment Agreements".

                 Submitted by the Compensation Committee of the
                  Board of Directors of Eagle Broadband, Inc.:

        Glenn Goerke, Lorne Persons, Jim Reinhartsen and James Yarbrough.

                          STOCK PRICE PERFORMANCE GRAPH

         This section includes a tabular comparison of the cumulative total stockholder return on: our common stock against the cumulative total return of the NASDAQ Index and the communications equipment peer group ("Peer Group") for the period of five fiscal years commencing August 31, 1999, and ending August 31, 2004. The graph and table assume that $100 was invested on August 31, 1998, in each of our common stock, the NASDAQ Index and the Peer Group, and that all dividends were reinvested. Our Peer Group consists of companies that we believe are engaged in the same or similar business as Eagle Broadband. The comparisons shown in the comparison below are based upon historical data. The stock price performance shown in the comparison below is not necessarily indicative of, nor intended to forecast, the potential future performance of our common stock.

              COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS



[GRAPHIC OMITTED-SET FORTH BELOW IS THE TABULAR REPRESENTATION OF OMITTED GRAPHIC]


       ----------------------------------------- ----------- ---------- ----------- ---------- ----------- ----------
                                                 AUG-99      AUG-00     AUG-01      AUG-02     AUG-03      AUG-04
       ----------------------------------------- ----------- ---------- ----------- ---------- ----------- ----------
       EAGLE BROADBAND  INC.                     $100        $439       $59         $35        $33         $61
       ----------------------------------------- ----------- ---------- ----------- ---------- ----------- ----------
       NASDAQ US                                 $100        $153       $65         $48        $66         $67
       ----------------------------------------- ----------- ---------- ----------- ---------- ----------- ----------
       COMMUNICATIONS EQUIPMENT, NEC             $100        $142       $73         $23        $34         $43
       ----------------------------------------- ----------- ---------- ----------- ---------- ----------- ----------

                                  OTHER MATTERS

         The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying or their substitutes will vote in their discretion on those matters.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ C. J. REINHARTSEN, CHAIRMAN

August 8, 2005
League City, Texas

         PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING.

         THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                   APPENDIX A

                              EAGLE BROADBAND, INC.

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

The Audit Committee shall consist of three or more directors as determined by the Board of Directors, each of whom shall be free from any relationship that in the opinion of the Board would interfere with the exercise of independent judgment as a member of the Committee. Each member shall meet the independence and financial literacy requirements of the American Stock Exchange. One member must have accounting or related financial management expertise, as interpreted by the Board. One or more members may be designated as an Audit Committee financial expert by the Board.

If an Audit Committee member simultaneously serves on the audit committees of more than three public companies, then in each case the Board must determine that simultaneous service on such other audit committees would not impair the effectiveness of the service of that director on the Company's Audit Committee. The Board shall disclose any such determination in the Company's annual proxy statement.

The members of the Committee shall be elected by the Board for a one-year term and may be re-elected for successive terms. One member of the Committee will be elected by the Board as Chairman and will be responsible for the scheduling of regular and special meetings and the functioning of the Committee.

STATEMENT OF PURPOSE AND AUTHORITY

The Audit Committee shall assist the Board in fulfilling its oversight responsibilities to the shareholders to overview (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence, qualifications and performance of the Company's independent auditor. The Committee shall prepare an Audit Committee report as required to be included in the Company's annual proxy statement under the rules of the Securities and Exchange Commission.

The Audit Committee is directly responsible for the appointment, compensation and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company or performing other audit, review or attest services for the Company, and each such public accounting firm shall report directly to the Audit Committee. The Audit Committee shall have the sole authority to retain special legal, accounting or other consultants to advise the Committee and to approve the fees and other retention terms of these consultants.

The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose or to otherwise carry out its duties.

RESPONSIBILITIES AND PROCEDURES

In fulfilling its responsibilities to the Company's Board of Directors and shareholders, the Audit Committee will have certain responsibilities and follow certain procedures, as described below. The timing and extent of specific steps to be taken within each such procedure is fully within the discretion of the Committee. Other responsibilities and procedures of the Audit Committee may be required from time to time by law, rules of the American Stock Exchange, the Company's Bylaws or the Board of Directors.

In fulfilling its responsibilities, the Audit Committee will:

o Engage the independent auditor to audit the financial statements of the Company, which firm is ultimately accountable to the Audit Committee.

o Review and approve the fees and other compensation to be paid to the independent auditor.

o Review and discuss at least annually a written statement from the independent auditor detailing any and all relationships between the auditor and the Company that bear on the independence of the auditor, as well as the internal quality control procedures of the auditor, any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

o Review with the independent auditor and financial managers of the Company the scope of the proposed audit for the current year.

o Review with management and the independent auditor the audited financial statements and quarterly financial statements and the discussions under "Management's Discussion and Analysis" to be included or incorporated by reference in the Company's annual and quarterly reports.

o Oversee the financial statement disclosures and ensure that management has a system in place to identify proper disclosures, draft the disclosures and review the process.

o Review significant financial reporting issues and judgments highlighted by management and the independent auditor. Inquire whether the independent auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review any major issues identified by the independent auditor regarding accounting and auditing principles and estimates, or any changes therein.

o Review the effects of regulatory and accounting changes, as well as off balance sheet structures, on the financial statements of the Company.

o Discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysis and rating agencies. The Committee may address this information generally and is not required to address in advance each earnings release or instance when guidance is provided.

o Following completion of the annual audit, review with management and the independent auditor any significant problems or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, and management's response.

o Review any significant disagreements identified by management and the independent auditor in connection with the preparation of the financial statements. Review any special audit steps adopted in light of material control deficiencies.

o Review with the independent auditor and with financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of internal controls. Particular emphasis should be given to the adequacy of the internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Meet separately, periodically, with the independent auditor without members of management present. Among the items to be discussed in this meeting are the independent auditors' evaluation of the competency of the Company's financial and accounting personnel, and the level of cooperation that the independent auditor received during the course of the audit.

o Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, terminate the engagement of the independent auditor. This evaluation should include the review and evaluation of the lead partner of the independent auditor.

o Determine that rotation requirements for partners of the independent auditor have been satisfied. Consider whether there should be rotation of the audit firm itself in order to assure continuing auditor independence.

o Set clear hiring policies for employees or former employees of the independent auditor.

o Review a summary of the programs and policies of the Company designed to monitor compliance with applicable laws and regulations.

o Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

o Establish procedures for reporting violations of the Company's Code of Business Conduct and Ethics and Code of Ethics for the Chief Executive Officer and Chief Financial Officer and monitoring accountability for such Codes.

o Review a summary of the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

o Discuss guidelines and policies with respect to risk assessment and risk management. Inquire of the CFO and the independent auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

o Discuss any exceptions identified by the independent auditor resulting from their review of the Company's quarterly reports on Form 10-Q.

o Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

o        Conduct an annual self-evaluation of the performance of the Committee.

o Report periodically to the full Board and review with the full board any issues regarding the quality or integrity of the financial statements and the performance and independence of the independent auditors.

o Prepare the report required to be included in the Company's annual proxy statement under the rules of the Securities and Exchange Commission.

o Develop and recommend to the Board a set of corporate governance guidelines applicable to the Company.

o Review and approve the policies and disclosures related to governance and director nominations to be set forth in the Company's annual proxy statement under the rules of the Securities and Exchange Commission.



The Audit Committee will meet prior to each meeting of the Board and may hold as many other meetings as it deems appropriate during the year to fulfill its responsibilities. Although the Audit Committee has certain responsibilities and powers, as set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to assure compliance with laws and regulations or the Company's internal codes and policies. The Audit Committee shall be entitled to rely on management and the independent auditor in fulfilling its oversight and other responsibilities under this charter.

                                   APPENDIX B

                              EAGLE BROADBAND, INC.
                         2005 EMPLOYEE STOCK OPTION PLAN

                                ARTICLE I - PLAN

         1.1 PURPOSE. This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

         1.2 RULE 16B-3 PLAN. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

         1.3 EFFECTIVE DATE OF PLAN. The Plan shall be effective September 20, 2005 (the "Effective Date"), provided that the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting on or prior to such date. No Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

ARTICLE II - DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

         2.1 "Affiliate" means any subsidiary corporation. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.2 "Award" means each of the following granted under this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award.

         2.3 "Board of Directors" means the board of directors of the Company.

         2.4      "Code" means the Internal Revenue Code of 1986, as amended.

         2.5 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors or the entire Board of Directors.

         2.6      "Company" means Eagle Broadband, Inc., a Texas Corporation.

         2.7 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

         2.8 "Non-Employee Director" means that term as defined in Rule 16b-3 under the 1934 Act.

         2.9 "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

         2.10 "Employee" means a person employed by the Company or any Affiliate to whom an Award is granted.

         2.11 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ; or (c) if the Stock is not listed on the NASDAQ, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

         2.12 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

         2.13 "Nonqualified Option" means an option to purchase Stock granted under this Plan other than an Incentive Option.

         2.14 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

         2.15 "Option Agreement" means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

         2.16 "Outside Director" shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

         2.17 "Plan" means the Eagle Broadband, Inc. 2005 Employee Stock Option Plan, as set out in this document and as it may be amended from time to time.

         2.18     "Plan Year" means the Company's fiscal year.

         2.19 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

         2.20 "Restricted Stock Agreement" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to this Plan.

         2.21     "Restricted Stock Award" means an Award of Restricted Stock.

         2.22 "Restricted Stock Purchase Price" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

          2.23 "Stock" means the common stock of the Company, $.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

         2.24 "Stock Appreciation Right" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

         2.25 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                           ARTICLE III - ELIGIBILITY

         The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board of Directors of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

               ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

         4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

         4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 30,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

         4.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

         4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

         4.5      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

         (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

         (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a "Corporate Transaction"):

                  (i) Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate, as described above, if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

                        (ii) All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the Corporate Transaction and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

         (c) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

         (d) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

         4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Eligible Person shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Eligible Person doing so shall forfeit all Awards issued to him under this Plan.

                ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

         5.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to employees.

         5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

         5.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five (5) years from the date the Incentive Option is granted.

         5.4 AMOUNT EXERCISABLE -- INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

         5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

         (a) Cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

         (b) Stock at Fair Market Value on the exercise date (if approved in advance in writing by the Committee);

         (c) An election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

         (d) An election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

         (e) Any other form of payment which is acceptable to the Committee.

         As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

         Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

         5.6 STOCK APPRECIATION RIGHTS. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

         5.7 STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

         5.8 CONDITIONS OF STOCK APPRECIATION RIGHTS. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

         5.9 PAYMENT OF STOCK APPRECIATION RIGHTS. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

         5.10 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR's granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.

         5.11 DEATH. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

         5.12 RETIREMENT. Unless it is expressly provided otherwise in the Option or SAR Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or six months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

         5.13 DISABILITY. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

         5.14 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

         5.15 NO RIGHTS AS STOCKHOLDER. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

ARTICLE VI - AWARDS

         6.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

         6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

         (a) a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse
(i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

         (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

         (c) A prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

         (d) unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

         6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

         "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Eagle Broadband, Inc., 2005 Stock Employee Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

         6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan and unless otherwise provided in the Restricted Stock Award agreement, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

         6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

         6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

                          ARTICLE VII - ADMINISTRATION

         The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

         (a) Determine the Eligible Persons to whom and the time (s) at which Options or Awards will be made;

         (b) Determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

         (c) Determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

         (d) Accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

         (e) Define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

         (f) Prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

         (g) Make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

         The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                 ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would
(a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                           ARTICLE IX - MISCELLANEOUS

         9.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

         9.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

         9.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

         The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

         9.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

         9.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

         9.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

         9.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

         9.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

         9.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

         9.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

         9.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

                                  FORM OF PROXY
                              EAGLE BROADBAND, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                              EAGLE BROADBAND, INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned shareholder of Eagle Broadband, Inc., ("the Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and appoints C. J. Reinhartsen or David Micek and each of them, with full power of substitution, as Proxy or Proxies to vote as specified in this Proxy all the shares of common stock of the Company of the undersigned at the Annual Meeting of Shareholders of the Company to the held at South Shore Hotel, 2500 South Shore Blvd., League City, Texas, 77575 on September 20, 2005, 1:30 p.m., Central Time, and any and all adjournments or postponements thereof. Either of such Proxies or substitutes shall have and may exercise all of the powers of said Proxies hereunder. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL ONE, VOTED FOR THE ADOPTION OF THE EMPLOYEE STOCK OPTION PLAN UNDER PROPOSAL TWO, VOTED FOR THE RATIFICATION OF LOPEZ, BLEVINS, BORK & ASSOCIATES, LLP AS OUR AUDITORS UNDER PROPOSAL THREE, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY THE DELIVERING TO THE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS' NOMINEES UNDER PROPOSAL ONE. A VOTE "FOR" THE ADOPTION OF THE COMPANY'S EMPLOYEE STOCK OPTION PLAN UNDER PROPOSAL TWO AND THE RATIFICATION OF THE AUDITORS UNDER PROPOSAL THREE. PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE AT YOUR EARLIEST POSSIBLE OPPORTUNITY.



1. To elect directors out of the seven persons nominated to hold office until the 2006 Annual Meeting of Shareholders:

         You may check some or all of the seven nominees.

                                                                         FOR              AGAINST         ABSTAIN

                  Robert Bach                                          [     ]             [     ]        [     ]

                  H. Dean Cubley                                       [     ]             [     ]        [     ]

                  Glenn Goerke                                         [     ]             [     ]        [     ]

                  David Micek                                          [     ]             [     ]        [     ]

                  Lorne Persons, Jr                                    [     ]             [     ]        [     ]

                  C. J. (Jim) Reinhartsen                              [     ]             [     ]        [     ]

                  James Yarbrough                                      [     ]             [     ]        [     ]



2.       To adopt the Company's 2005 Employee Stock                    [     ]             [     ]        [     ]
         Option Plan.



3.       To ratify Lopez, Blevins, Bork & Associates, LLP              [     ]             [     ]        [     ]
         as our independent auditors.




DATED: __________________________                    ______________________________________
                                   [Signature]



                                                              --------------------------------------
                                                              [Signature if jointly held]



                                                              --------------------------------------
                                 [Printed Name]

                                                              Please  sign  exactly  as your name  appears
                                                              hereon.   (If   shares  are  held  by  joint
                                                              tenants,  both  should  sign.  If signing as
                                                              Attorney, Executor,  Administrator,  Trustee
                                                              or Guardian, please give your title as such.
                                                              If the signer is a corporation,  please sign
                                                              in  the   full   corporate   name   by  duly
                                                              authorized officer.)

